Prospectus supplement dated June 30, 2015
to the following prospectus(es):
BOA Last Survivor FPVUL prospectus dated May 1, 2002
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
Effective June 30, 2015, the following disclosure is added to Appendix A: Subaccount Information of the prospectus:
American Century Variable Portfolios, Inc. - American Century VP International Fund: Class III

This Sub-Account is no longer available to receive transfers or new premium payments
Investment Advisor:	American Century Investment Management, Inc.
Investment Objective:	Capital growth.
Effective August 7, 2015, American Century Variable Portfolios, Inc. will permanently waive the short-term trading fee associated with the underlying mutual fund listed in Column B below (see Short-Term Trading Fees in the prospectus).
Column A Non-Redemption Fee Subaccount	Column B Redemption Fee Subaccount
American Century Variable Portfolios, Inc. - American Century VP International Fund: Class I	American Century Variable Portfolios, Inc. - American Century VP International Fund: Class III
Upon implementing this waiver, the Redemption Fee Subaccount in Column B and the corresponding Non-Redemption Fee Subaccount in Column A will effectively invest in the same underlying mutual fund with the same expense structure. Prior to the waiver, the only difference between the two subaccounts was that the Column B subaccount assessed a short-term trading fee. This waiver of the short-term trading fee makes the subaccount in Column B redundant to the subaccount in Column A.
Nationwide intends to eliminate this redundancy by consolidating the duplicative subaccount. At the close of business on August 7, 2015, the Redemption Fee Subaccount will be merged into the corresponding Non-Redemption Fee Subaccount.
In order to keep the consolidation from altering the policy value, Nationwide will adjust the number of accumulation units of the impacted subaccount. This transaction will not result in a change in policy value and will not result in a change the policy's investment portfolio. Rather, it is an administrative adjustment. All policy owners affected by the consolidation will receive a written confirmation of the transaction. No fees or charges will be assessed in connection with the consolidation, and the consolidation will not be treated as a transfer for the purposes of daily transfer limitations.
Effective immediately following the consolidation, the Short-Term Trading Fee Subaccount will no longer be available as an investment option in the policy.
GWP-0555